Exhibit 99.1

Twist Bioscience Addresses Misleading Short-Seller Report

Twist to report fiscal Q4 and full year 2022 financial results before market Friday, November 18, and host a conference call at 8:00 a.m. Eastern Time

SOUTH SAN FRANCISCO, Calif. – November 15, 2022 – Twist Bioscience Corporation (NASDAQ: TWST), a company enabling customers to succeed through its offering of high-quality synthetic DNA using its silicon platform, today addressed a misleading short-seller report issued by Scorpion Capital.

Twist believes that the short-seller report issued by Scorpion Capital is highly misleading, with many distortions and inaccuracies. Unlike the author of the short-seller report, Twist is a public company, and is committed to communicating truthfully, creating value for all shareholders, and being good stewards of capital. In addition, Twist’s inaugural ESG report details the company’s environmental, social and governance practices at length, which Twist fully stands behind.

Twist remains focused on its mission to improve health and sustainability by manufacturing DNA at scale and on growing its business, including shipping product from the Factory of the Future in January 2023.

Twist will issue its financial results for the fiscal 2022 fourth quarter and full year ended September 30, 2022, before the opening of the market on Friday, November 18, 2022. The company plans to hold a conference call and live audio webcast for analysts and investors at 8:00 a.m. Eastern Time to discuss its financial results and provide an update on the company’s business.

The conference call will be webcast live through the Investor Relations section under the “Company” tab at www.twistbioscience.com. Those parties interested in participating via telephone must register on the Company’s Investor Relations website or by clicking here. Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that can be used to access the call. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. The webcast replay will be available for two weeks.

About Twist Bioscience Corporation

Twist Bioscience is a leading and rapidly growing synthetic biology and genomics company that has developed a disruptive DNA synthesis platform to industrialize the engineering of biology. The core of the platform is a proprietary technology that pioneers a new method of manufacturing synthetic DNA by “writing” DNA on a silicon chip. Twist is leveraging its unique technology to manufacture a broad range of synthetic DNA-based products, including synthetic genes, tools for next-generation sequencing (NGS) preparation, and antibody libraries for drug discovery and development. Twist is also pursuing longer-term opportunities in digital data storage in DNA and biologics drug discovery. Twist makes products for use across many industries including healthcare, industrial chemicals, agriculture and academic research.

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Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical facts contained herein are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause Twist Bioscience’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. For a description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Twist Bioscience’s business in general, see Twist Bioscience’s risk factors set forth in Twist Bioscience’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2022 and subsequent filings with the SEC. Any forward-looking statements contained in this press release speak only as of the date hereof, and Twist Bioscience specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

CONTACTS:

For Twist Bioscience:

Angela Bitting
SVP, Corporate Affairs
925- 202-6211

abitting@twistbioscience.com

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